UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

_________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2012

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                                       1-2257                                                           13-1394750

 (State or other jurisdiction                 (Commission                                                (I.R.S. Employer

    of incorporation)                                 File Number)                                              Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (203) 853-4321

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K, filed March 9, 2012  (the “Original Filing”), in which Trans-Lux Corporation reported voting results for its Annual Meeting of Stockholders held on March 6, 2012.  Except as stated below; this Amendment does not amend, modify or update the disclosures contained in the Original Filing.

Item 3.03              Material Modification to Rights of Security Holders.

The information set forth in Item 5.07 is incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in Item 5.07 is incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Trans-Lux Corporation (the “Company”) held on March 6, 2012 (the “Annual Meeting”), the Company sought stockholder approval of, among other things, (1) amendments and restatements to the Company’s Restated Certificate of Incorporation (as then in effect, the “Certificate of Incorporation”) that would provide for (a) an increase in the authorized number of shares of the Company’s Common Stock from 5,500,000 to 60,000,000 and the change in the par value of the Company’s Common Stock from $1.00 per share to $0.001 per share, (b) the removal of Class A Stock from the Company’s authorized capital stock, (c) the removal of Class B Stock from the Company’s authorized capital stock and (d) the removal of Article TWELFTH from the Certificate of Incorporation and (2) the approval of the adoption of the Company’s 2012 Long-Term Incentive Plan (the “2012 LTIP”).

On March 9, 2012, the Company disclosed that the above-referenced actions were approved by the requisite vote of the Company’s stockholders.  It has since come to the Company’s attention that the Amended and Restated Certificate of Incorporation attached to the proxy statement distributed to stockholders prior to the Annual Meeting (the “2012 Restated Certificate of Incorporation”) that effected the changes to the Certificate of Incorporation was not approved by the required votes.  In addition, because the 2012 Restated Certificate of Incorporation was not validly approved, the 2012 LTIP was not validly approved.

The Company today has filed with the office of the Delaware Secretary of State a Certificate of Correction so that the 2012 Restated Certificate of Incorporation, which was filed with that office on March 7, 2012, will be deemed null and void.  As a result, the Series A Convertible Preferred Stock, par value $1.00 per share, of the Company, which would have been converted into shares of Company Common Stock upon the filing of the 2012 Restated Certificate of Incorporation with the office of the Delaware Secretary of State, remain outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Angela D. Toppi

   Angela D. Toppi

   Executive Vice President

   and Chief Financial Officer

by:   /s/ Todd Dupee

   Todd Dupee

   Vice President and Controller

Dated:  April 2, 2012